Hartford Life Insurance Company Separate Account VL II:

333-155096	Hartford Leaders VUL Joint Legacy (Series II)

Hartford Life and Annuity Insurance Company Separate Account VL II:

333-155092	Hartford Leaders VUL Joint Legacy (Series II)

Supplement Dated September 25, 2009 to the Prospectus Dated July 30, 2009

Supplement to your Prospectus

Hartford Equity Income HLS Fund — Class IA

Hartford Fundamental Growth HLS Fund — Class IA

Effective immediately, the Hartford Equity Income HLS Fund and Hartford Fundamental Growth HLS Fund is closed to all premium payments and transfers of account value.  These Funds are no longer offered as investment options under your policy.  All references and information contained in the prospectus related to the above-referenced funds are deleted.

This supplement should be retained with the prospectus for future reference.

HV-7955